EXHIBIT C

                             Warrant to Purchase up to 800,000
                                    shares of Common Stock


                              GENISYS RESERVATION SYSTEMS, INC.
                           Class X Common Stock Purchase Warrant

                                                            June 30, 1998

         NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "ACT"), NOR UNDER ANY STATE SECURITIES LAW AND SHALL NOT BE TRANSFERRED, SOLD, ASSIGNED OR HYPOTHECATED IN VIOLATION THEREOF UNTIL EITHER
(i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER THE ACT AND APPLICABLE STATE SECURITIES LAW OR (ii) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR OTHER COUNSEL TO THE HOLDER OF SUCH SECURITIES WHICH OPINION IS REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SECURITIES MAY BE TRANSFERRED, SOLD, ASSIGNED OR HYPOTHECATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

         THIS CERTIFIES THAT United Leisure Interactive, Inc. (herein after sometimes called the "Holder") is entitled to purchase from Genisys Reservation Systems, Inc., a New Jersey corporation (the "Company"), at the price and during the periods as hereinafter specified, up to 800,000 shares of the Company's Common Stock (the "Common Stock").

                  1. The rights represented by this Warrant shall be exercisable only if the total pretax profits, as defined herein, for the years 1999, 2000 and 2001 from the business and assets being purchased pursuant to the Asset Purchase Agreement between the parties hereto dated as of June 30, 1998 (the "Business") equal or exceed $5,000,000. Pretax profits shall be defined as all net sales derived from the products and services of the Business less all direct and allocated expenses as determined by the Company to be applicable to the operation of the Business, including interest on money used in the operation of the Business computed at a rate of 9% per annum and an allocation of corporate overhead of the Company.

                  2. The rights represented by this Warrant shall be exercised, subject to adjustment in accordance with Section 7 of this Warrant, between April 1, 2002 and June 30, 2002 inclusive (the "Exercise Period"), at a purchase price of $2.50 per share (the "Exercise Price"). For purposes of the adjustments under Paragraph 7 hereof, the per share Exercise Price shall be deemed to be $2.50 subject to further adjustment as provided in such Paragraph 7. After the expiration date of the Warrant, the Holder shall have no right to purchase any shares of Common Stock underlying this Warrant.


         3. The rights represented by this Warrant may be exercised at any time within the Exercise Period above specified, in whole or in part, by (i) the surrender of this Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); and (ii) payment to the Company of the Exercise Price then in effect for the number of shares of Common Stock specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any in the form of a certified check, cashier's check or money order. This Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date this Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Section 3, and the person or persons in whose name or names the certificates for shares of Common stock shall be issuable upon such exercise shall become the holder or holders of the record of such shares of Common Stock at that time and date. The certificate or certificates for the shares of Common Stock so purchased shall be delivered to such person or persons within a reasonable time, not exceeding thirty (30) days, after this Warrant shall have been exercised.

         4. Neither this Warrant nor the shares of Common Stock issuable upon exercise hereof have been registered under the Act nor under any state securities law and shall not be transferred, sold, assigned or hypothecated in violation thereof. If permitted by the foregoing, any such transfer, sale, assignment or hypothecation shall be effected by the Holder surrendering this Warrant for cancellation at the office of the Company referred to in Section 3 hereof, accompanied by an opinion of counsel reasonably satisfactory to the Company and its counsel, stating that such transferee is a permitted transferee under this Section 4 and that such transfer does not violate the Act or such state securities laws.

         5. The Company covenants and agrees that all shares of Common Stock which may be issued upon exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and no personal liability will attach to the holder thereof. The Company further covenants and agrees that during the periods within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant.

         6. The Warrant shall not entitle the Holder to any rights, including, without limitation, voting rights, as a stock holder of the Company.

         7. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

                  a) If the company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the effective date or record date, as the case may be, for such sale, dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action;

                  b) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to subsection 7 a) above, the number of shares of Common Stock purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of shares of Common Stock initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

                  c) Notwithstanding any adjustment in the Exercise Price or the number or kind of shares of Common Stock purchasable upon the Exercise of this Warrant, certificates for Warrants issued prior or subsequent to such adjustment may continue to express the same price and number and kind of shares of Common Stock as are initially issuable pursuant to this Warrant.

         8. This Agreement shall be governed by and in accordance with the laws of the State of Jersey.

             IN WITNESS WHEREOF, GENISYS RESERVATION SYSTEMS, INC. has caused this Warrant to be signed by its duly authorized officers and is to be dated June 30, 1998.


                                   GENISYS RESERVATION SYSTEMS, INC.

                                    By:
                                         Lawrence Burk
                                         President

                                    FORM OF ELECTION TO PURCHASE


The Undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase:


                                         shares of Common Stock


and herewith tenders in payment for such securities a certified or cashier's check or money order payable to the order of Genisys Reservation
Systems, Inc. in the amount of $               , all in accordance with the
terms hereof.  The undersigned requests that a certificate for such
securities be registered in the name of                               ,
whose address is                                                  and that
such Certificate be delivered to
                      .


Dated:



                                                Signature
(Signature must conform in all respects to the name of holder as specified on the face of the Warrant Certificate.)



                                              (Insert Social Security or Other
                                                Identifying Number of Holder)

                       Warrant to Purchase up to 800,000
                           shares of Common Stock

                         GENISYS RESERVATION SYSTEMS, INC.
                   Class Y Common Stock Purchase Warrant


                                                            June 30, 1998




         NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "ACT") , NOR UNDER ANY STATE SECURITIES LAW AND SHALL NOT BE TRANSFERRED, SOLD, ASSIGNED OR HYPOTHECATED IN VIOLATION THEREOF UNTIL EITHER
(i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER THE ACT AND APPLICABLE STATE SECURITIES LAW OR (ii) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR OTHER COUNSEL TO THE HOLDER OF SUCH SECURITIES WHICH OPINION IS REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SECURITIES MAY BE TRANSFERRED, SOLD, ASSIGNED OR HYPOTHECATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

         THIS CERTIFIES THAT United Leisure Interactive, Inc. (herein after sometimes called the "Holder") is entitled to purchase from Genisys Reservation Systems, Inc., a New Jersey corporation (the "Company"), at the price and during the periods as hereinafter specified, up to 800,000 shares of the Company's Common Stock (the "Common Stock").

                  1. The rights represented by this Warrant shall be exercisable only if the total pretax profits, as defined herein, for the years 1999, 2000 and 2001 from the business and assets being purchased pursuant to the Asset Purchase Agreement between the parties hereto dated as of June 30, 1998 (the "Business") equal or exceed $10,000,000. Pretax profits shall be defined as all net sales derived from the products and services of the Business less all direct and allocated expenses as determined by the Company to be applicable to the operation of the Business, including interest on money used in the operation of the Business computed at a rate of 9% per annum and an allocation of corporate overhead of the Company.

                  2. The rights represented by this Warrant shall be exercised, subject to adjustment in accordance with Section 7 of this Warrant, between April 1, 2002 and June 30, 2002 inclusive (the "Exercise Period"), at a purchase price of $6.00 per share (the "Exercise Price"). For purposes of the adjustments under Paragraph 7 hereof, the per share Exercise Price shall be deemed to be $6.00 subject to further adjustment as provided in such Paragraph 7. After the expiration date of the Warrant, the Holder shall have no right to purchase any shares of Common Stock underlying this Warrant.

         3. The rights represented by this Warrant may be exercised at any time within the Exercise Period above specified, in whole or in part, by (i) the surrender of this Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); and (ii) payment to the Company of the Exercise Price then in effect for the number of shares of Common Stock specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any in the form of a certified check, cashier's check or money order. This Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date this Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Section 3, and the person or persons in whose name or names the certificates for shares of Common stock shall be issuable upon such exercise shall become the holder or holders of the record of such shares of Common Stock at that time and date. The certificate or certificates for the shares of Common Stock so purchased shall be delivered to such person or persons within a reasonable time, not exceeding thirty (30) days, after this Warrant shall have been exercised.

         4. Neither this Warrant nor the shares of Common Stock issuable upon exercise hereof have been registered under the Act nor under any state securities law and shall not be transferred, sold, assigned or hypothecated in violation thereof. If permitted by the foregoing, any such transfer, sale, assignment or hypothecation shall be effected by the Holder surrendering this Warrant for cancellation at the office of the Company referred to in Section 3 hereof, accompanied by an opinion of counsel reasonably satisfactory to the Company and its counsel, stating that such transferee is a permitted transferee under this Section 4 and that such transfer does not violate the Act or such state securities laws.

         5. The Company covenants and agrees that all shares of Common Stock which may be issued upon exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and no personal liability will attach to the holder thereof. The Company further covenants and agrees that during the periods within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant.

         6. The Warrant shall not entitle the Holder to any rights, including, without limitation, voting rights, as a stock holder of the Company.

         7. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

                  a) If the company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the

Exercise Price in effect at the time of the effective date or record date, as the case may be, for such sale, dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action;

                  b) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to subsection 7 a) above, the number of shares of Common Stock purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of shares of Common Stock initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

                  c) Notwithstanding any adjustment in the Exercise Price or the number or kind of shares of Common Stock purchasable upon the Exercise of this Warrant, certificates for Warrants issued prior or subsequent to such adjustment may continue to express the same price and number and kind of shares of Common Stock as are initially issuable pursuant to this Warrant.

         8. This Agreement shall be governed by and in accordance with the laws of the State of Jersey.



             IN WITNESS WHEREOF, GENISYS RESERVATION SYSTEMS, INC. has caused this Warrant to be signed by its duly authorized officers and is to be dated June 30, 1998.

                                         GENISYS RESERVATION SYSTEMS, INC.


                                         By:
                                                    Lawrence Burk
                                                     President

                                    FORM OF ELECTION TO PURCHASE


The Undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase:


                                         shares of Common Stock


and herewith tenders in payment for such securities a certified or cashier's check or money order payable to the order of Genisys Reservation
Systems, Inc. in the amount of $               , all in accordance with the
terms hereof.  The undersigned requests that a certificate for such
securities be registered in the name of                               ,
whose address is                                                  and that
such Certificate be delivered to
                      .


Dated:



                                                     Signature
(Signature must conform in all respects to the name of holder as specified on the face of the Warrant Certificate.)



                                            (Insert Social Security or Other
                                              Identifying Number of Holder)